Accounting Changes	12 Months Ended
Dec. 31, 2018
Accounting Changes and Error Corrections [Abstract]
Accounting Changes
4. Accounting changes:

(a)    New accounting pronouncements adopted in 2018:

Revenue:

In May 2014, FASB issued Accounting Standards Updates ("ASU") 2014-09, Revenue From Contracts With Customers (“Topic 606”). The Company adopted this standard on January 1, 2018, using the modified retrospective method. The adoption of this standard did not result in any impact on previously reported amounts. In accordance with the standard, additional disclosures have been provided in note 3(n).

Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments:

In August 2016, the FASB issued ASU 2016-15, which provides cash flow classification guidance on eight specific cash flow issues to reduce diversity in practice for which authoritative guidance did not previously exist. The Company adopted this standard on January 1, 2018 with no material impact to the Company's financial statements.

(b)    New accounting pronouncement to be adopted in 2019:

Leases (Topic 842):

In February 2016, the FASB issued ASU 2016-02, which increases transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. ASU 2016-02 is effective for annual and interim periods beginning after December 15, 2018, and interim periods with early adoption permitted. The Company's future minimum lease payments at December 31, 2018 under operating leases are disclosed in note 21(a). The Company is finalizing its implementation of this new standard and will use the modified retrospective method as at January 1, 2019. The Company's significant leases relate to its leasing of operating premises.